UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a party other than the Registrant  ☐

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☐    Preliminary Proxy Statement

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☒   Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material Pursuant to § 240.14a-12

Trevenex Resources, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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TREVENEX RESOURCES, INC.

25 West Cataldo, Suite A

Spokane, Washington 99202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 4, 2010

To the Stockholders of Trevenex Resources, Inc.:

Please take notice that the Annual Meeting of Stockholders (the “Annual Meeting”) of Trevenex Resources, Inc., a Nevada corporation (the “Company”), will be held on Monday, January 4, 2010 at 2:00 p.m. Pacific Standard Time, at the Trevenex Resources, Inc. executive offices, 25 West Cataldo, Suite A, Spokane, Washington 90202, for the following purposes:

1.  To elect a Board of three (3) directors, to serve until the 2010 annual meeting of stockholders or until their successors are duly elected and qualified;

2.

 Ratify the appointment of Li & Company, PC as our independent auditors for the year ending June 30, 2010.

3.  To consider and act upon such other matters as may properly come before the Annual Meeting and any adjournment thereof.

Only stockholders of record, as shown on the transfer books of the Company, at the close of business on November 5, 2009 will be entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof.  A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at the executive offices of the Company for a period of at least 10 days preceding the Annual Meeting.

Whether or not you expect to be present, please sign, date and return the enclosed proxy sheet in the enclosed pre-addressed envelope as soon as possible.  No postage is required if the enclosed envelope is used and mailed in the United States.

By Order of the Board of Directors

/s/ Scott Wetzel
Chief Executive Officer

Spokane, Washington

Date: December 23, 2009

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

TREVENEX RESOURCES, INC.

25 West Cataldo, Suite A

Spokane, Washington 99202

PROXY STATEMENT

Date, Time and Place of Meeting

The enclosed proxy is solicited on behalf of the Board of Directors of Trevenex Resources, Inc. for the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Monday, January 4, 2009, at 2:00 p.m. Pacific Standard Time, at the Trevenex Resources, Inc. executive offices, 25 West Cataldo, Suite A, Spokane, Washington 99202, or at any adjournments or postponements of the Annual Meeting, for the purposes set forth in the notice attached to this proxy statement. This proxy statement and accompanying proxy card are first being mailed to you on or about December 23, 2009.

GENERAL INFORMATION ABOUT VOTING

Record Date, Outstanding Shares, Quorum and Voting

You can vote your shares of common stock if our records show that you owned your shares November 5, 2009, the record date. At the close of business on the record date, 1,750,000 shares of common stock were outstanding and entitled to vote at the Annual Meeting.  Each share of common stock outstanding as of the record date is entitled to one vote.

You are urged to sign, date and promptly return the enclosed proxy card in the enclosed envelope.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by Raymond Kuh, Secretary, who has been appointed prior to the Annual Meeting. He will also determine whether a quorum is present.  In the event of any abstentions or broker non-votes with respect to any proposal coming before the Annual Meeting, the proxy will be counted as present for purposes of determining the existence of a quorum.  Abstentions and broker on-votes typically will not be counted for purposes of approving any of the matters to be acted upon at the Annual Meeting.  A broker non-vote generally occurs when a broker or nominee who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter.  Therefore, abstentions and broker non-votes generally have no effect under Nevada law with respect to the election of directors or other matters requiring the approval of only a majority of the shares of Common Stock present and voting at the meeting.

Business may be transacted at the Annual Meeting if a quorum is present.  A quorum is present at the Annual Meeting if holders of a majority of the shares of common stock entitled to vote are present in person or by proxy at the Annual Meeting.  If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares (a "broker non-vote"), the nominee can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal.  Broker non-votes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any non-routine proposal.  Proposal 1 is considered a routine proposal.

It is important that your proxy be returned promptly and that your shares be represented.  You are urged to sign, date and promptly return the enclosed proxy in the enclosed envelope.

Solicitations and Voting of Proxies

When proxies are properly dated, executed, and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the stockholders.  If not otherwise instructed, the shares represented by each valid returned Proxy in the form accompanying this Proxy will be voted in accordance with the recommendation of the Board of Directors with respect to each matter submitted to the stockholders for approval, and at the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting (including any proposal to adjourn the Annual Meeting) and any adjournment thereof.  The matters described in this Proxy Statement are the only matters we know will be voted on at the Annual Meeting.  If other matters are properly presented at the Annual Meeting, the proxyholders will vote your shares in accordance with the recommendations of management.

Please follow the instructions on the enclosed Proxy card to vote on each proposal to be considered at the Annual Meeting.  If you sign and date the Proxy card and mail it back to us in the enclosed envelope, the proxyholders named on the Proxy card will vote your shares as you instruct.  If you sign and return the Proxy card but do not vote on a proposal, the proxyholders will vote your shares "for" such proposal or, in the case of the election of directors, vote "for" election to the Board of Directors of all the nominees presented by the Board of Directors.

Revocability of Proxies

Any person signing a Proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the Proxy. A Proxy may be revoked (i) by a writing delivered to the Secretary of the Company stating that the Proxy is revoked, (ii) by a subsequent Proxy that is signed by the person who signed the earlier Proxy and is presented at the Annual Meeting, or (iii) by attendance at the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a Proxy). Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.  Any written notice of revocation or subsequent Proxy should be delivered to Trevenex Resources, Inc., Attention: Secretary, 25 West Cataldo, Suite A, Spokane, Washington 99202, or hand-delivered to the Secretary of Trevenex Resources, Inc. at or before the taking of the vote at the Annual Meeting.

Expenses of Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional solicitation materials furnished to you.  We will reimburse our transfer agent for its out-of-pocket expenses.  We may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding voting information to the beneficial owners. We estimate that all of the foregoing costs will approximate $2,000.  In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person.  We will not pay our employees additional compensation for contacting you.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Board of Directors

Our business is managed under the direction of our Board of Directors.  The Board of Directors has designated as nominees for re-election all three of the directors currently serving on the Board as well as current officers.   See "Nominees for Director" below for profiles of the nominees.  After the election of the directors at the Annual Meeting, our Board will have three directors.

The Board believes that re-electing these incumbent directors will promote stability and continuity and expects that such directors will continue making substantial contributions to our company by virtue of their familiarity with, and insight into, our affairs accumulated during their tenure.

All of the nominees have indicated a willingness to continue serving as directors if elected, but if any of them should decline or be unable to act as a director, the proxy holders will vote for the election of another person or persons as the Board of Directors recommends.  We have no reason to believe that any nominee will be unavailable.

Nominees to the Board

The director nominees, and their ages as of the date of the Annual Meeting, their positions at Trevenex Resources, Inc., and the period during which they have served as a director are set forth in the following table and paragraphs:

Name	Age	Position	Served as Director Since
Scott Wetzel	44	Chief Executive Officer, President, Director	2007
Raymond Kuh	35	Chief Financial Officer, Treasurer, Secretary, Director	2007
Ted Wagner	52	Vice President, Director	2007

Scott Wetzel, President, Chief Executive Officer and Director-  Scott Wetzel is one of the co-founders of Trevenex Resources, Inc. and has served as the President, CEO and a director since the inception of the Company.  Currently, Mr. Wetzel is currently the President and CEO of Windermere Services Northwest and has served in that capacity since 2005. Windermere Services is a company that provides franchising services and support in a five state area.  Prior to assuming his role with Windermere Services, Mr. Wetzel was the Co-founder, CEO, President and a director of Contineo Technologies, Inc. a private company organized in 2001.  Contineo Technologies, Inc. is an information technology service provider headquartered in Spokane, Washington.  Contineo serves as a Hosting Service Provider to community banks, regional hospitals and small to medium businesses.  Contineo complements its HSP offering with a portfolio of high value-added professional services, including IT planning, e-Marketing, web application development, infrastructure deployment, network operations, and security.  Contineo has approximately 200 clients in the banking and healthcare industry.   Prior to founding Contineo Technologies, Inc., he was Vice President of Client Services for Zones, Inc. (NASDAQ-ZONS), a national B2B infrastructure and professional services company. Previously, he held the position of President of Historical Autographs U.S.A. Inc. and Vice President, Western Region, for eNucleus, Inc. (NASDAQ-ENCS), a single-source technology solutions company that offered remote application hosting services, telecommunication provisioning and internet access, strategic IT consulting, infrastructure design and integration.  In addition, Wetzel was President and Co-founder of Innovative Technology Solutions, Inc. (ITS), a multi-million dollar MicroAge corporate sales and services organization and later sold ITS to eNucleus, Inc.  He obtained a Bachelor of Arts Degree in Psychology from Whitworth College in 1989.

Ted Wagner, Vice President and Director-  Mr. Wagner graduated from Washington State University in 1993 with a Bachelor of Science degree in Mechanical Engineering.  He was then employed at Johnson Matthey, a manufacture of high purity metals used in the manufacture of computer chips.  In 1994, be began working for RAHCO International, Inc., a custom mining and manufacturer.  While at RACHO, Mr. Wagner developed equipment systems for some of the largest surface mines in the world, including properties operated by BHP-Billiton, Codelco and Phelps-Dodge.  As part of the supply and manufacturer of these integrated systems, he assisted in the management and coordination of several subcontractors and manufacturer, such as Thyssen-Krupp and MAN-Takraf, as well as several major fabrication shops in North and South America.  Mr. Wagner has hands on experience in most aspects of the mining business, both surface and underground operations.  He was one of the primary engineers on the Cananea, Mexico copper project where RAHCO was commissioned to design and manufacture all mobile mining equipment and conveyor systems.  In 1999, he was appointed Senior Applications Engineer for RACHO, integrating different bulk material handling methods and systems to solve complex material handling problems for clients on a global basis.  In 2004, he was selected as the lead engineer for the mobile material handling systems on the copper heap leach pad at the Chuquicamata Mina Sur project in Chile.   In April of 2007 RACHO was purchase by FLSmidth Minerals as large Danish company.  The company name is now FLSmidth RAHCO and Mr. Wagner is still the Senior Application Engineer.  .

Raymond Kuh, Chief Financial Officer, Secretary/Treasurer and Director-  Raymond J. Kuh is currently engaged in the business of providing specialized language services, translation and interpretation primarily in the area of legal contracts.  He earned a Bachelor of Arts Degree in English Philology from Gonzaga University, Spokane, WA in (August 1992  May 1996). Subsequently, Mr. Kuh has continued to further his training, skills and competence.  Via Eastern Washington University (January through  June 1997), he moved to Guadalajara Mexico and completed a 6 month intensive Spanish immersion program; In 2006, in Barcelona, Spain, he completed the Spanish Official Language School’s (Escuela Oficial de Idiomas) Level 4 Advanced Spanish course, earning a Notable distinction; and, in 2007, he successfully completed all modules in a course entitled Introduction to Translation offered by International House World Organization, Barcelona, Spain.  In 1999 he organized and formed the Historical Autographs U.S.A., Inc. and was the President and Director of the company until it merged with Arbios Systems, Inc. in 2003.  From July 1997 to November of 2004, Mr. Kuh was employed by Walsh & Associates of Spokane, Washington, a law firm specializing in patent, trademark, copyright and other intellectual property law.  During this time, Mr. Kuh ascended to the position of Operations Manager, whereby he managed business activities and staff of three.

There are no family relationships between any of the directors and executive officers.

Information Concerning the Board of Directors and Committees Thereof

The Board of Directors of Trevenex Resources, Inc. has not constituted any audit, nominating, governance or other board committees.  The functions of such committees are performed by the Board of Directors.

The Board of Directors considers director nominees based on the need to fill vacancies or to expand the Board, and also considers need to fill particular roles on the Board (e.g. independent director, financial expert, etc.) and evaluate candidates in accordance with its policies regarding director qualifications, qualities and skills.  The Board of Directors does not currently have a policy with regard to the consideration of any director candidates recommended by stockholders.  Given that Trevenex Resources, Inc. is a small development stage corporation, the Board of Directors has not deemed it timely to create board committees and develop policies with regard to stockholder nomination of director candidates.

During the year ended June 30, 2009, the Board of Directors did not meet, but acted through unanimous written consents.

Compensation of Directors

The directors of Trevenex Resources, Inc. were not paid for attending board meetings in 2009, nor were any of the directors granted options.

Director Independence

The Board of Directors has determined that none of its members are currently “independent directors” as that term is defined in Rule 4200(a)(15) of the Marketplace Rules of the National Association of Securities Dealers.

Stockholder Communications with the Board of Directors

We have not provided a formal process related to stockholder communications with the Board of Directors.  Any stockholder who desires to contact the Board of Directors or specific members of the Board may do so by writing to: The Board of Directors, Trevenex Resources, Inc., 25 West Cataldo, Suite A, Spokane, Washington 99202.

Vote Required

The holders of our Common Stock are entitled to one vote per share equal to the number of shares held by such person at the close of business on the record date.  As there is no cumulative voting, each stockholder shall cast all of his/her votes for each nominee of his/her choice or withhold votes from any or all nominees.  Unless a stockholder requests that voting of the proxy be withheld for any one or more of the nominees for directors by so directing on the proxy card, the shares represented by the accompanying proxy will be voted FOR election, as directors, of the above-mentioned five nominees.  If any nominee becomes unavailable for any reason (which event is not anticipated) to serve as a director at the time of the Annual Meeting, then the shares represented by such proxy may be voted for such other person as may be determined by the holders of such proxy.  Directors will be elected at the Annual Meeting by a plurality of the votes cast.  Directors are to be elected to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier resignation or removal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” AND SOLICITS PROXIES IN FAVOR OF THE NOMINEES LISTED ABOVE (ITEM 1 ON THE ENCLOSED PROXY CARD).

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF LI & COMPANY, PC

AS INDEPENDENT AUDITORS OF THE COMPANY

INDEPENDENT PUBLIC ACCOUNTANTS

Li & Company, PC has served as the independent auditors of Trevenex Resources, Inc. since June 15, 2009.  On June 15, 2009, the Board of Directors, subject to stockholder ratification, approved the appointment of Li & Company, PC, independent auditors, to audit our financial statements.  If the shareholders do not approve this proposal at the Annual Meeting, the Board of Directors may reconsider the appointment of Li & Company, PC

Independent Public Accountants

On June 15, 2009, the Registrant's Board of Directors approved the appointment of Li & Company, PC, Certified Public Accountants located in Skillman, New Jersey, as Trevenex Resources, Inc.'s registered independent public accounting firm.

Audit services of Li & Company, PC include the examination of our financial statements and services related to filings with the Securities and Exchange Commission.

The Board of Directors, or any audit committee subsequently constituted, intends to meets with Li & Company, PC on a quarterly or more frequent basis.  At such times the Board of Directors or audit committee thereof, will review the services performed by Li & Company, PC, as well as the fees charged for such services.

Fees Billed to Trevenex Resources, Inc. by Li & Company, PC during Fiscal Year 2009.

Audit Fees.  Aggregate fees billed for professional services rendered by Li & Company, PC, in connection with its audit of Trevenex Resources, Inc.’ financial statements as of and for the years ended June 30, 2008, and June 30, 2009, its reviews of Trevenex Resources, Inc.’ unaudited condensed consolidated interim financial statements, and for SEC consultations and filings were $15,000.

Tax Fees – We did not pay Li & Company, PC for professional services for tax compliance, tax advice and tax planning in 2009.

All Other Fees – We did not incur any other fees and expenses from Li & Company, PC for the fiscal year 2009 annual audits.

Vote Required

Submission of the appointment of Li & Company, PC as our independent auditors for the fiscal year ending June 30, 2010 is not required.  However, the Board of Directors will reconsider the appointment if it is not approved by stockholders.  The appointment will be deemed ratified if a majority of the shares of Common Stock present, either in person or by proxy, and voting on the matter, votes in favor of the proposal.  Representatives from the principal accountant for the current year are not expected to be present at the annual meeting.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF LI & COMPANY, PC AS INDEPENDENT AUDITORS OF THE COMPANY’S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING JUNE 30, 2010 (ITEM NO. 2 ON THE PROXY CARD).

EXECUTIVE COMPENSATION

Executive Officers

The executive officers of Trevenex Resources, Inc. are Scott Wetzel, President and Chief Executive Officer; Peter Schmid, Vice President; and Raymond Kuh, Chief Financial Officer, Secretary and Treasurer.

A.   Summary Compensation Table

The table below sets forth the aggregate annual and long-term compensation paid by us during our last two fiscal years ended June 30, 2007 and June 30, 2008 to our Chief Executive Officer (the “Named Executive Officer”). Other than as set forth below, no executive officer’s salary and bonus exceeded $100,000 for the fiscal year 2008.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Non-Qualified Deferred Compensation Earnings ($) (h)	All other Compensation ($) (i)	Total ($) (j)
Scott Wetzel Pres. & CEO, Dir.	2008	0	0	0	0	0	0	0	0
	2009	0	0	0	0	0	0	0	0

B. Narrative Disclosure to Summary Compensation Table

Neither Scott Wetzel nor Raymond Kuh has entered into formal written employment agreements with Trevenex.  Currently, none of our officers is being compensated for their services during the development stage of our business operations.  We have not paid any salaries in 2009 or 2008, and we do not anticipate paying any salaries at any time in 2009.  We will not begin paying salaries until we have adequate funds to do so.  To date no bonus or option compensation has been granted to our Named Executive Officers.

C. Outstanding Equity Awards at Fiscal Year End

Scott Wetzel had not been granted any equity compensation, including option grants as of June 30, 2008.

Stock Awards

          Option Awards

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards Number of Securities Underlying Unexer- cised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expira- tion Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares Units or Other Rights That Have Not Vested ($) (j)
Scott Wetzel	0	0	0	0	0	0	0	0	$ 0

We have not issued any stock options since our inception.  We have no plans in place and have never maintained any plans that provide for the payment of retirement benefits or benefits that will be paid primarily following retirement including, but not limited to, tax qualified deferred benefit plans, supplemental executive retirement plans, tax-qualified deferred contribution plans and nonqualified deferred contribution plans. Similarly, we have no contracts, agreements, plans or arrangements, whether written or unwritten, that provide for payments to the named executive officers or any other persons following, or in connection with the resignation, retirement or other termination of a named executive officer, or a change in control of us or a change in a named executive officer’s responsibilities following a change in control.  As of the date hereof, we have not entered into employment contracts with any of our officers and do not intend to enter into any employment contracts until such time as it is profitable to do so.

D.

Compensation of Directors

None of our directors receive any compensation for serving as such, for serving on committees of the Board of Directors or for special assignments.  During the fiscal year ended June 30, 2008, there were no other arrangements between us and our directors that resulted in our making payments to any of our directors for any services provided to us by them as directors.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity incentive Plan Com- pensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All other Compensa- tion ($) (g)	Total ($) (h)
Scott Wetzel	0	0	0	0	0	0	0
Raymond Kuh	0	0	0	0	0	0	0
Ted Wagner	0	0	0	0	0	0	0

Employment Contracts with Executive Officers and Termination of Employment and Change-in-Control Arrangements

Trevenex Resources, Inc. does not have an employment contract with its Named Executive Officer.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information known by us with respect to the beneficial ownership of our common stock as of June 30, 2009 by (i) each person who is known by us to own beneficially more than 5% of common stock, (ii) our Named Executive Officer (see the section above entitled “Executive Compensation”), (iii) each of our directors and (iv) all of our current officers and directors as a group.  Except as otherwise listed below, the address of each person is c/o Trevenex Resources, Inc . 25 West Cataldo, Spokane, Washington 99202.

The percentage of shares beneficially owned is based on 1,700,000 shares of common stock outstanding as of June 30, 2009.  Shares of common stock subject to stock options and warrants that are currently exercisable or exercisable within 60 days of June 30, 2009 are deemed to be outstanding for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.  Unless indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Manuel Graiwer, Esq. 550 Chalette Dr. Beverly Hills, CA 90210	140,000	8.24%
Scott Wetzel, President & CEO, Dir. (1)	108,800	6.4%
Ted Wagner, Vice President, Dir. (2)	100,000	5.88%
Raymond Kuh, CFO, Sec., Treas., Dir (3)	100,000	5.88%
Joseph Edington 702 E. Edenderry Ct. Spokane, WA 99223	100,000	5.88%
Marisa Graiwer 943 16th St. Santa Monica, CA 90403	100,000	5.88%
Kenneth Graiwer 14963 Greenleaf St. Sherman Oaks, CA 91403	100,000	5.88%
Livorno Latin America Scharlooweg 61 Wilemstad, Curacao	100,000	5.88%
Craig Sanders P.O. Box 30518 Spokane, WA 99223	100,000	5.88%
Chris Wetzel 909 E. Golden Ct. Spokane, WA 99208	100,000	5.88%
Toni Feldmeier Fraunried 3 Irshenberg, Germany 83737	100,000	5.88%
All officers and directors as a group (3 persons) (4)	308,800	18.2%

(1)  The holdings of Scott Wetzel, President, Chief Executive Officer and director, include 100,000 shares of common stock.  Chris Wetzel is the brother of Scott Wetzel.

(2)  The holdings of Raymond Kuh, Secretary, Treasurer, Chief Financial Officer and director, include 100,000 shares of common stock.

(3)  The holdings of Ted Wagner, Vice President and a director, include 100,000 shares of common stock.

(4)  Manual Graiwer owns 140,000 shares of common stock.  Marisa and Kenneth Graiwer are his adult children

Legal Proceedings.

To the best knowledge of the management of Trevenex Resources, Inc., no director, officer, affiliate of Trevenex Resources, Inc., owner of record or beneficially of more than 5% of any class of securities of Trevenex Resources, Inc., or security holder is a party adverse to Trevenex Resources, Inc. or has a material interest adverse to Trevenex Resources, Inc. in any material legal proceeding.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None.

COMPLIANCE UNDER SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

The members of the Board of Directors, our executive officers and persons who hold more than 10% of our outstanding common stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of our common stock and their transactions in such common stock.  Based solely upon the review of the Forms 3, 4 and 5 furnished to our company and certain representations made to our company, we believe that during 2009, the members of the Board of Directors, our executive Officers, and person(s) who hold more than 10% of our outstanding common stock timely filed all reports required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 with respect to transactions in equity securities of our company.

OTHER BUSINESS

The Board of Directors knows of no other matters to be presented at the Annual Meeting.  If any other matter does properly come before the Meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.

PROXY SOLICITATION

We will pay reasonable expenses incurred in forwarding proxy material to the beneficial owners of shares and in obtaining the written instructions of such beneficial owners.  This Proxy Statement and the accompanying materials, in addition to being mailed directly to stockholders, will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of shares of Common Stock.  We will bear the expenses of calling and holding the Annual Meeting and the soliciting of proxies therefore.

We may consider the engagement of a proxy solicitation firm. Our directors, officers and employees may also solicit proxies by mail, telephone and personal contact.  They will not receive any additional compensation for these activities.

STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

Proposals of our stockholders that are intended to be included in our proxy statement and presented by such stockholders at our 2009 Annual Meeting of Stockholders must be received no later than December 28, 2009.  Stockholders wishing to nominate directors or propose other business at the 2009 Annual Meeting of Stockholders, but not intending to include such nomination or proposal in the Trevenex Resources, Inc. proxy statement for such meeting, must give advance written notice us pursuant to our bylaws.  Our bylaws provide that notice of any such nomination or proposal must be received at our principal executive offices not less than 120 days prior to the date of the 2009 Annual Meeting of Stockholders and must contain the information specified by our bylaws.  If this notice is not timely, then the nomination or proposal will not be brought before the 2009 Annual Meeting of Stockholders.

ANNUAL REPORT

If you wish to receive a copy of our Annual Report on Form 10-K for the year ended June 30, 2009 with the proxy material, a copy of the Form 10-K will be made available (without exhibits), free of charge, to interested stockholders upon written request to Raymond Kuh,; 25 West Cataldo, Suite A, Spokane, Washington 99202, telephone (509) 869-6877.  The Annual Report on Form 10-K, including exhibits, are also available online at the Securities and Exchange Commission’s EDGAR website at www.sec.gov.

By Order of the Board of Directors

December 23, 2009

/s/ Raymond Kuh

Raymond Kuh

Chief Financial Officer, Secretary, Treasurer

1.  ELECTION OF DIRECTORS:

Nominees:

(01) Scott Wetzel

(02) Ted Wagner

(03) Raymond Kuh

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FOR ALL NOMINEES

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WITHHELD ALL NOMINEES

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For all nominees except as noted below:

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2.

Ratify the appointment of Li & Company, PC as our independent auditors for the year ending June 30, 2010.

FOR ☐  AGAINST ☐  ABSTAIN ☐

3.

To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

FOR ☐  AGAINST ☐  ABSTAIN ☐

Mark here for address change and note at left

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Mark here if you plan to attend the meeting

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PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE RETURN ENVELOPE ENCLOSED.

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If stock is held jointly, signature should include both names.  If stock is held by executors, administrators, trustees, guardians and others signing in a representative capacity, please give full title.  If stock is held by a corporation, please sign in full corporate name and give name and title of authorized officer.  If stock is held by a partnership, please sign in partnership name by authorized person.

Signature: _________________________________________  ______________ 20___

Signature: _________________________________________  ______________ 20___